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                                  UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registration [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy [ ] Statement[ ]
[ ]    Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-12

                             NABI BIOPHARMACEUTICALS
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                (Name of Registrant as Specified In Its Charter)

                                 Third Point LLC
                         Third Point Offshore Fund, Ltd.
                                 Daniel S. Loeb
                                   Jason Aryeh
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)   Proposed maximum aggregate value of transaction:

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         5)   Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid

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         2)   Form, Schedule or Registration Statement No.:

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         3)   Filing Party:

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         4)   Date Filed:

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         On October 30, 2006, Third Point LLC ("Third Point"), Third Point
Offshore Fund, Ltd., Daniel S. Loeb and Jason Aryeh filed with the Securities and Exchange Commission (the "SEC") a ninth amendment to their Schedule 13D ("Amendment No. 9") with respect to Nabi Biopharmaceuticals, a Delaware corporation (the "Company"), to disclose Third Point's discussions with the Company's strategic advisors regarding Third Point's planned consent solicitation and to disclose the press release issued by Third Point confirming that it intended to conduct its consent solicitation. The foregoing description of Amendment No. 9 is qualified in its entirety by the complete text of such Amendment No. 9, which is attached hereto as Exhibit 1, and is incorporated herein by reference.

         ***

     Exhibits

     Exhibit 1 --  Amendment No. 9 to Schedule 13D of Third Point LLC,  Third
                   Point Offshore Fund, Ltd., Daniel S. Loeb and Jason Aryeh filed with the SEC on October 30, 2006.